Fourth Quarter 2010 Earnings Call February 15, 2011

Forward -Looking Statements The following information contains forward -looking statements, including forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward -looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward - looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward -looking statements . Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption “Risk Factors” . In addition, these statements are based on a number of assumptions that are subject to change . This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein. Q4 2010 Earnings Call

Q4 2010 Highlights Q4 2010 Earnings Call  Adjusted net income of $16.9 million (39 cents per share) compared to $11.5 million (26 cents per share) in Q4 2009, an increase of 47.1%; Q4 2010 results include negative 1 cent per share related to currency effects  Net sales of $166.7 million compared to $131.0 million in Q4 2009, an increase of 27.2% (organic increase of 27.4%) Adjusted operating income of $26.5 million compared to $18.7 million in Q4 2009, an increase of 42.0% Fourth quarter orders of $133.6 million compared to $101.6 million in Q4 2009, an increase of 31.5% (organic increase of 34.4%)  Backlog of $313.5 million

Full Year 2010 Highlights Q4 2010 Earnings Call  Adjusted net income of $40.2 million (92 cents per share) compared to $40.9 million (94 cents per share) in 2009 (currency effect between years not material)  Net sales of $542.0 million compared to $525.0 million in 2009, an increase of 3.2% (organic increase of 3.1%) Adjusted operating income of $65.8 million compared to $67.4 million in 2009 Adjusted EBITDA of $81.9 million compared to $81.8 million in 2009 Orders of $532.8 million compared to $462.4 million in 2009, an increase of 15.2% (organic increase of 15.4%)

Orders and Backlog Q4 2010 Earnings Call Orders Backlog $450.0 $600.0 $400.0 $500.0 $350.0 $300.0 $400.0 $250.0 $300.0 $200.0 $3 9 9 $4 0 0 $532.8 $3 6 7 $3 4 9 $3 51 $3 2 2 $3 2 7 $3 2 5 $462.4 $150.0 $3 0 3 $3 14 $2 9 1 $2 8 1 $2 9 7 $200.0 $100.0 $100.0 $50.0 $133.6 $101.6 $0.0 $0.0 Q4 2009 Q4 2010 2009 2010 2010 2010 2010 2010 200720082008200820082009200 9200 920 09 2 Q3 Existing -- 34.4% -- 15.4 % Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q Q4 Businesses Acquisitions -- 1.3% -- 1.3 % FX Translation -- (4.2)% -- (1.5)% Total Growth -- 31.5% -- 15.2 % Note: Dollars in millions .

Revenue and Adjusted Operating Income Q4 2010 Earnings Call Revenue Adjusted Operating Income (1) $600.0 $80.0 $500.0 $60.0 $400.0 $300.0 $40.0 $525.0 $542.0 $67.4 $65.8 $200.0 $20.0 $100.0 $166.7 $26.5 $131.0 $18.7 $0.0 $0.0 Q4 2009 Q4 2010 2009 2010 Q4 2009 Q4 2010 2009 2010 Existing Businesses -- 27.4% -- 3.1% % Margin 14.2% 15.9% 12.8% 12.1% Acquisitions -- 4.1% -- 1.9 % FX Translation -- (4.3)% -- (1.7)% Total Growth -- 27.2% -- 3.2% (1) Refer to Appendix for Non-GAAP reconciliation . Note: Dollars in millions (unaudited) .

Q4 2010 Sales and Orders by End Market Q4 2010 Earnings Call Sales: $166.7 . million Orders: $133.6 . million Power Defense Defense 5% Generation 12% General 10% Power Industrial Generation 31% General 12% Industrial Oil & Gas 42% 18% Oil & Gas 21% Commercial Commercial Marine Marine 24% 25% Total Growth Organic Growth Total Growth (Decline) Organic Growth (Decline) Commercial Marine 31% 36 % Commercial Marine 71% 75 % Oil & Gas 43% 24 % Oil & Gas 172% 162 % Power Generation 20% 23 % Power Generation (18)% (16)% Defense 18% 18 % Defense (43)% (42)% General Industrial 22% 28 % General Industrial 26% 32 % Total 27% 27 % Total 32% 34%

2010 Sales and Orders by End Market Q4 2010 Earnings Call Sales: $542.0 . million Orders: $532.8 . million Defense Defense 10% 11% Power General Power General Generation Industrial Generation Industrial 14% 35% 13% 37% Oil & Gas Oil & Gas 15% 16% Commercial Commercial Marine Marine 26% 23% Total Growth (Decline) Organic Growth (Decline) Total Growth (Decline) Organic Growth (Decline) Commercial Marine 55% 50 % Commercial Marine 3% 2 % Oil & Gas (7)% (14)% Oil & Gas 27% 24 % Power Generation 4% 6 % Power Generation (7)% (5)% Defense 13% 13 % Defense (27)% (27)% General Industrial 5% 8 % General Industrial 22% 25 % Total 3% 3 % Total 15% 15%

2010 Q4 vs. 2010 Q3 Sales and Orders by End Market Q4 2010 Earnings Call Sales Orders Total Growth (Decline) Organic Growth (Decline) Total Growth (Decline) Organic Growth (Decline) Commercial Marine 20% 14 % Commercial Marine 57% 49 % Oil & Gas 93% 71 % Oil & Gas (1)% (5)% Power Generation (3)% (6)% Power Generation (29)% (30)% Defense 47% 46 % Defense (45)% (46)% General Industrial 12% 7 % General Industrial 20% 15 % Total 26% 19 % Total 8% 4%

Commercial Marine Market Perspective Sales & Orders Growth Q410 YoY Q410 YTD YoY Q410 Sequential Total Organic Total Organic Total Organic Sales 31% 36% 3% 2% 20% 14% Orders 71% 75% 55% 50% 57% 49% Highlights and Outlook Sales increase primarily driven by reduction in backlog Orders increased significantly due to improved market conditions Cancellations were $6 million in Q4 2010 vs. $3 million in Q4 2009; $16 million YTD 2010 vs. $22 million YTD 2009 Focusing on aftermarket sales & service including opportunities related to changing environmental regulations Working through lower margin backlog Q4 2010 Earnings Call Colfax 2010 Sales Split 26% Comm . Marine Colfax 2010 Orders Split 23% Comm . Marine

Oil & Gas Market Perspective Q4 2010 Earnings Call Sales & Orders Growth (Decline) Colfax 2010 Sales Split Q410 YoY Q410 YTD YoY Q410 Sequential Total Organic Total Organic Total Organic 15% O&G Sales 43% 24% (7)% (14)% 93% 71% Orders 172% 162% 27% 24% (1)% (5)% Highlights and Outlook Colfax 2010  New project orders beginning to book; midstream gaining Orders Split strength Acquired Baric Systems in August 16% O&G  Quoting activity remains good – midstream and refinery  Solid activity in Latin America, Middle East, Canada and Asia

Power Generation Market Perspective Sales & Orders Growth (Decline) Q410 YoY Q410 YTD YoY Q410 Sequential Total Organic Total Organic Total Organic Sales 20% 23% 4% 6% (3)% (6)% Orders (18)% (16)% (7)% (5)% (29)% (30)% Highlights and Outlook  Solid growth in sales while orders down primarily due to decision to exit certain business in the Middle East Several new infrastructure projects underway in Asia & Middle East Evaluating product offerings and pruning lower value add business Q4 2010 Earnings Call Colfax 2010 Sales Split 14% Power Gen. Colfax 2010 Orders Split 13% Power Gen.

Defense Market Perspective Q4 2010 Earnings Call Colfax 2010 Sales & Orders Growth (Decline) Sales Split Q410 YoY Q410 YTD YoY Q410 Sequential 10% Total Organic Total Organic Total Organic Defense Sales 18% 18% 13% 13% 47% 46% Orders (43)% (42)% (27)% (27)% (45)% (46)% Highlights and Outlook Colfax 2010  Sales up in Q4 2010 and YTD Orders Split Orders down in Q4 2010 and YTD, due to significant multi-year 11% Defense program booked in 2009 Solid backlog  ROW navies also expanding (projects in several European countries, Brazil, Australia, India and Malaysia)

General Industrial Market Perspective Sales & Orders Growth Q410 YoY Q410 YTD YoY Q410 Sequential Total Organic Total Organic Total Organic Sales 22% 28% 5% 8% 12% 7% Orders 26% 32% 22% 25% 20% 15% Highlights and Outlook  Sales and orders up for the quarter  Growth in 2010 led by increases in orders in the chemical and diesel engine submarkets Order strength is geographically broad based Aftermarket improving – deferred maintenance spending Q4 2010 Earnings Call Colfax 2010 Sales Split 35% General Industrial Colfax 2010 Orders Split 37% General Industrial

Rosscor Overview Headquarters  Hengelo, The Netherlands Products  Multiphase pump (MPP) systems for upstream oil & gas applications Other engineered pump and compression systems Key Served Regions  Russia, Kazakhstan, Southeast Asia Q4 2010 Earnings Call Acquisition Rationale  Logical extension to oil & gas product line in attractive segment Channel leverage (Colfax and Rosscor geographically complementary) Proven supplier with valuable domain expertise; consistent with strategy of delivering solutions to customers

Strong Financial Condition Q4 2010 Earnings Call  Strong balance sheet Debt of $83 million, principal payments of $10 million in 2011, matures in 2013 Cash of $61 million $130 million available on revolver Strong cash flow Working capital to annual net sales of 19% for 2010 from 23% in 2009 Inventory on hand reduced by 16 days (21%) in 2010 Note: As of 10/1/2010

Three Months Ended December 31, Change 2010 2009 $ % Orders $ 133.6 $ 101.6 $ 32.0 31.5 % Sales $ 166.7 $ 131.0 $ 35.7 27.2 % Gross Profit $ 59.6 $ 47.0 $ 12.6 26.8% % of Sales 35.7% 35.9% SG&A Expenses $ 31.6 $ 27.0 $ 4.6 17.0 % R&D Expense 1.5 1.3 0.2 15.4 % Operating Expenses $ 33.1 $ 28.3 $ 4.8 17.0% % of Sales 19.9% 21.6% Adjusted Operating Income $ 26.5 $ 18.7 $ 7.8 42.0% % of Sales 15.9% 14.2% Adjusted EBITDA $ 31.4 $ 22.5 $ 8.9 39.6% % of Sales 18.8% 17.2% Adjusted Net Income $ 16.9 $ 11.5 $ 5.4 47.1% % of Sales 10.2% 8.8% Adjusted Net Income Per Share $ 0.39 $ 0.26 $ 0.13 50.0 % Refer to Appendix for Non-GAAP reconciliation and footnotes . Note: Dollars in millions .. Income Statement Summary (Unaudited) Q4 2010 Earnings Call

Income Statement Summary (Unaudited) Q4 2010 Earnings Call Year Ended December 31, Change 2010 2009 $ % Orders $ 532.8 $ 462.4 $ 70.4 15.2 % Sales $ 542.0 $ 525.0 $ 17.0 3.2 % Gross Profit $ 191.4 $ 185.8 $ 5.6 3.0% % of Sales 35.3% 35.4% SG&A Expense $ 119.4 $ 112.5 $ 6.9 6.1 % R&D Expense 6.2 5.9 0.3 5.1 % Operating Expenses $ 125.6 $ 118.4 $ 7.2 6.1% % of Sales 23.2% 22.6% Adjusted Operating Income $ 65.8 $ 67.4 $ (1.6) (2.3)% % of Sales 12.1% 12.8% Adusted EBITDA $ 81.9 $ 81.8 $ 0.1 0.1% % of Sales 15.1% 15.6% Adjusted Net Income $ 40.2 $ 40.9 $ (0.7) (1.7)% % of Sales 7.4% 7.8% Adjusted Net Income Per Share $ 0.92 $ 0.94 $ (0.02) (2.1)% Refer to Appendix for Non-GAAP reconciliation and footnotes . Note: Dollars in millions, except per share data

Statement of Cash Flows Summary (unaudited) Q4 2010 Earnings Call Year ended December 31, 2010 2009 Net income $ 16.2 $ 23.8 Non-cash expenses 19.7 21.0 Changes in working capital 27.3 6.1 Other (1.3) (12.2) Total Operating Activities 61.9 38.7 Purchases of fixed assets (12.5) (11.0) Acquisitions, net of cash acquired (28.0) (1.7) Other 0.1 0.2 Total Investing Activities (40.4) (12.5) Repayments of borrowings (14.3) (5.0) Proceeds from borrowings 5.5 -Other 0.7 (0.4) Total Financing Activities (8.1) (5.4) Effect of exchange rates on cash (2.9) 0.4 Increase in cash and cash equivalents 10.5 21.2 Cash and cash equivalents, beginning of period 50.0 28.8 Cash and cash equivalents, end of period $ 60.5 $ 50.0 Note: Dollars in millions ..

2011 Outlook Summary Q4 2010 Earnings Call Revenue Range 2011 Organic growth (1) 2% To 4% 2011 Total (2) $570 million To $580 million EPS Range 2011 Net income per share (2) $0.80 To $0.90 2011 Adjusted net income per share (3) $1.00 To $1.10 Assumptions Asbestos coverage litigation $6 million Asbestos liability and defense costs $5 million Restructuring costs $2 million Euro $1.35 Tax rate 32% Interest expense $6 million Outstanding shares 44 million (1) Excludes impact of acquisitions and foreign exchange rate fluctuations (2) Excludes Rosscor’s post-acquisition operations (3) Excludes impact of asbestos coverage litigation, asbestos liability and defense costs, and restructuring and other related charges Typically, a 5 cent change in the Euro is expected to result in a 1 cent change in annual EPS assuming all other currencies remain constant . (See Appendix for Non-GAAP reconciliation) Note: Guidance as of 2/15/11

Q4 2010 Earnings Call Appendix

Disclaimer Q4 2010 Earnings Call Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, earnings before interest, taxes depreciation and amortization (EBITDA), adjusted EBITDA, organic sales growth (decline) and organic order growth (decline) . Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs, asbestos coverage litigation expenses, and restructuring and other related charges to the extent they impact the periods presented . Adjusted net income, adjusted net income per share and projected adjusted net income per share present income taxes at an effective tax rate of 32%. Projected adjusted net income per share excludes estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations . These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of legacy asbestos issues and items outside the control of its operating management team. Sales and order information by end market are estimates . We periodically update our customer groupings in order to refine these estimates .

Non-GAAP Reconciliation (unaudited) Q4 2010 Earnings Call Three Months Ended December 31, Year Ended December 31, 2010 2009 2010 2009 EBITDA Net income $ 8,650 $ 6,726 $ 16,215 $ 23,797 Interest expense 1,609 1,746 6,684 7,212 Provision for income taxes 9,296 884 11,473 8,621 Depreciation and amortization 4,888 3,834 16,130 14,426 EBITDA $ 24,443 $ 13,190 $ 50,502 $ 54,056 EBITDA margin 14.7% 10.1% 9.3% 10.3% Adjusted EBITDA Net income $ 8,650 $ 6,726 $ 16,215 $ 23,797 Interest expense 1,609 1,746 6,684 7,212 Provision for income taxes 9,296 884 11,473 8,621 Depreciation and amortization 4,888 3,834 16,130 14,426 Restructuring and other related charges 808 7,420 10,323 18,175 Asbestos liability and defense costs (income) 3,697 (1,017) 7,876 (2,193) Asbestos coverage litigation expenses 2,443 2,904 13,206 11,742 Adjusted EBITDA $ 31,391 $ 22,497 $ 81,907 $ 81,780 Adjusted EBITDA margin 18.8% 17.2% 15.1% 15.6% Note: Dollars in thousands ..

Non-GAAP Reconciliation (unaudited) Q4 2010 Earnings Call Three Months Ended December 31, Year Ended December 31, 2010 2009 2010 2009 Adjusted Net Income and Adjusted Earnings per Share Net income $ 8,650 $ 6,726 $ 16,215 $ 23,797 Restructuring and other related charges 808 7,420 10,323 18,175 Asbestos liability and defense costs (income) 3,697 (1,017) 7,876 (2,193) Asbestos coverage litigation expenses 2,443 2,904 13,206 11,742 Tax adjustment to effective rate of 32% 1,330 (4,529) (7,437) (10,624) Adjusted net income $ 16,928 $ 11,504 $ 40,183 $ 40,897 Adjusted net income margin 10.2% 8.8% 7.4% 7.8% Weighted average shares outstanding - diluted 43,876,791 43,449,493 43,667,225 43,325,704 Adjusted net income per share $ 0.39 $ 0.26 $ 0.92 $ 0.94 Net income per share—diluted in accordance with GAAP $ 0.20 $ 0.15 $ 0.37 $ 0.55 Adjusted Operating Income Operating income $ 19,555 $ 9,356 $ 34,372 $ 39,630 Restructuring and other related charges 808 7,420 10,323 18,175 Asbestos liability and defense costs (income) 3,697 (1,017) 7,876 (2,193) Asbestos coverage litigation expenses 2,443 2,904 13,206 11,742 Adjusted operating income $ 26,503 $ 18,663 $ 65,777 $ 67,354 Adjusted operating income margin 15.9% 14.2% 12.1% 12.8% Note: Dollars in thousands, except share data.

Sales & Order Growth Three Months Ended December 31, 2009 Components of Change: Existing Businesses Acquisitions Foreign Currency Translation Total Three Months Ended December 31, 2010 Year ended December 31, 2009 Components of Change: Existing Businesses Acquisitions Foreign Currency Translation Total Year ended December 31, 2010 Q4 2010 Earnings Call Sales Orders $ % $ % $ 131.0 $ 101.6 36.0 27.4% 35.0 34.4% 5.4 4.1% 3 1. 1.3% (5.7) (4.3)% (4.3) (4.2)% 35.7 27.2% 32.0 31.5% $ 166.7 $ 133.6 Sales Orders Backlog at Period End $ % $ % $ % $ 525.0 $ 462.4 $ 290.9 16.1 3.1% 71.1 15.4% (6.6) (2.3)% 10.0 1.9% 6.1 1.3% 38.7 13.3% (9.1) (1.7)% (6.8) (1.5)% (9.5) (3.3)% 17.0 3.2% 70.4 15.2% 22.6 7.8% $ 542.0 $ 532.8 $ 313.5 (unaudited) Note: Dollars in millions ..

Non-GAAP Reconciliation (In dollars, unaudited) Q4 2010 Earnings Call EPS Range Projected net income per share - fully diluted $ 0.80 $ 0.90 Restructuring and other related charges 0.03 0.03 Asbestos coverage litigation 0.09 0.09 Asbestos liability and defense costs 0.08 0.08 Projected adjusted net income per share - fully diluted $ 1.00 $ 1.10